                                  EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 2-86602, 33-15775, 33-37567 and 33-45482 of Cracker Barrel Old Country Store,
Inc. on Forms S-8 and Registration No. 33-59582 on Form S-3 of our report dated September 7, 1994, incorporated by reference in the Annual Report on Form 10-K of Cracker Barrel Old Country Store, Inc. for the year ended July 29, 1994.



Deloitte & Touche LLP
Nashville, Tennessee

October 24, 1994